SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  October 22, 2003
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                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                              0-3658                        95-1068610
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(State or Other Jurisdiction          (Commission                  (IRS Employer
of Incorporation)                     File Number)           Identification No.)

1 First American Way, Santa Ana, California                           92707-5913
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
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                                 Not Applicable.
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.             Exhibits.


Exhibit No.              Description
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99.1                     Press Release.


Item 12.            Results of Operation and Financial Condition.

          On October 22, 2003, The First American Corporation announced its third quarter financial results. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1.

          The information in this current report and the exhibit hereto is being "furnished" pursuant to Item 12 of Form 8-K. As such, this information is not deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statement unless it shall be explicitly so incorporated in such registration statement.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         THE FIRST AMERICAN CORPORATION



Date: October 22, 2003                   By:  /s/ Thomas A. Klemens
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                                            Name:   Thomas A. Klemens
                                            Title:  Executive Vice President and
                                                    Chief Financial Officer